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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                        ---------------------------------

                                    FORM 8-K


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported):
                                 April 15, 1997



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


                NATIONSBANK CORPORATION                                                    NB CAPITAL TRUST IV
     (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS                            (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS
                       CHARTER)                                                                 CHARTER)

                    NORTH CAROLINA                                                              DELAWARE
   (STATE OR OTHER JURISDICTION OF INCORPORATION OR  ORGANIZATION)   (STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)

                        1-6523                                                                1-6523-04
               (COMMISSION FILE NUMBER)                                                 (COMMISSION FILE NUMBER)

                        56-0906609                                                               56-6492031
           (IRS EMPLOYER IDENTIFICATION NO.)                                        (IRS EMPLOYER IDENTIFICATION NO.)

             NATIONSBANK CORPORATE CENTER                                           C/O NATIONSBANK CORPORATE CENTER
               CHARLOTTE, NORTH CAROLINA                                                CHARLOTTE, NORTH CAROLINA
       (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                                 (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

                         28255                                                                  28255
                      (ZIP CODE)                                                             (ZIP CODE)

                    (704) 386-5000                                                         (704) 386-5972
    (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA  CODE)                  (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA  CODE)
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ITEM 5.  OTHER EVENTS.

         For a transaction effective April 15, 1997, the Trustees (the "Trustees") of NB Capital Trust IV (the "Trust") approved the public offering of 500,000 of the Trust's 8 1/4% Capital Securities (liquidation amount $1,000 per security) having an aggregate initial offering price of $497,265,000 (the "Capital Securities"), which Capital Securities represent the undivided preferred beneficial interests in the assets of the Trust, to various underwriters (the "Underwriters") and otherwise established the terms and conditions of the Capital Securities. In connection with the offering of the Capital Securities, the Trustees also approved the sale of the Trust's Common Securities (the "Common Securities") to NationsBank Corporation ("NationsBank") and otherwise established the terms and conditions of the Common Securities. Also for a transaction effective April 15, 1997, the Trustees authorized the investment of the proceeds from the sale of the Capital Securities and the Common Securities in the 8 1/4% Junior Subordinated Deferrable Interest Notes, due 2027 of NationsBank (the "Junior Notes"). The resolutions of the Trustees are included as Exhibit 99.1 hereto.

         By written consent dated April 15, 1997, a Committee appointed by the Board of Directors of NationsBank approved the sale to the Trust of a series of the Junior Notes having an aggregate principal amount of up to $515,500,000 and otherwise established the terms and conditions of the Junior Notes. Resolutions of such Committee are included as Exhibit 99.2 hereto.

         The terms of the offering, the Capital Securities, the Common Securities and the Junior Notes are described in the Registrants' Prospectus dated January 14, 1997, constituting a part of the Registration Statement (hereinafter described), as supplemented by a Prospectus Supplement dated April 15, 1997. The Underwriting Agreement is included as Exhibit 1.1 hereto. The offering was closed on April 22, 1997.

         The Capital Securities were issued pursuant to the Registrants' Registration Statement on Form S-3, Registration Nos. 333-18273 and 333-18273-02 (the "Registration Statement"), on a delayed basis pursuant to Rule 415 under the Securities Act of 1933, as amended. The Registration Statement registered up to $1,031,000,000 aggregate initial price of NationsBank junior subordinated notes and up to $1,000,000,000 aggregate initial offering price of preferred securities of NB Capital Trust III, NB Capital Trust IV and NB Capital Trust V together with related guarantees of such preferred securities by NationsBank. The Registration Statement was declared effective on January 14, 1997.

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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

      (c)  Exhibits.

           The following exhibits are filed herewith:
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


           EXHIBIT NO.                               DESCRIPTION OF EXHIBIT

                  1.1               Underwriting Agreement dated April 15, 1997 with respect
                                     to the offering of the Capital Securities

                  4.1               Form of Capital Securities (included in Exhibit 4.4)

                  4.2               Form of Junior Note (included in Exhibit 4.3)

                  4.3               Fourth Supplemental Indenture to be used in connection
                                    with the issuance of Junior Notes

                  4.4               Amended and Restated Declaration of Trust of NB
                                    Capital Trust IV

                  99.1              Resolutions of the Trustees of NB Capital Trust IV dated
                                    April 15, 1997 with respect to the terms of the offering of the Capital Securities

                  99.2              Resolutions of a Committee appointed by the Board of
                                    Directors of NationsBank Corporation dated April 15, 1997
                                    with respect to the Junior Notes

                  99.3              News Release disseminated on April 15, 1997 regarding
                                    the sale of the Capital Securities

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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.


                                         NATIONSBANK CORPORATION


                                     By:   /s/ Charles M. Berger
                                               CHARLES M. BERGER
                                               Associate General Counsel



                                         NB CAPITAL TRUST IV


                                     By:  /s/ John E. Mack
                                                  JOHN E. MACK
                                                  Regular Trustee



Dated: April 22, 1997



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                                INDEX TO EXHIBITS
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

                                                                                              Sequential
Exhibit No.                         Description                                                 Page No.
         1.1               Underwriting Agreement dated April 15, 1997
                            with respect to the offering of the Capital Securities

         4.1               Form of Capital Securities (included in Exhibit 4.4)

         4.2               Form of Junior Note (included in Exhibit 4.3)

         4.3 Fourth Supplemental Indenture to be used in connection with the issuance of Junior Notes

         4.4               Amended and Restated Declaration of Trust of NB
                           Capital Trust IV

         99.1 Resolutions of the Trustees of NB Capital Trust IV dated April 15, 1997 with respect to the terms of the offering of the Capital Securities

         99.2 Resolutions of a Committee appointed by the Board of Directors of NationsBank Corporation dated April 15, 1997 with respect to the Junior Notes

         99.3 News Release disseminated on April 15, 1997 regarding the sale of the Capital Securities

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